THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AS WELL AS THE SECURITIES INTO WHICH

THESE SECURITIES MAY BE CONVERTED, HAVE BEEN ISSUED IN RELIANCE UPON THE

EXEMPTION FROM REGISTRATION AFFORDED BY REGULATION S OF THE SECURITIES ACT OF

1933, AS AMENDED. THESE SECURITIES MAY NOT BE TRANSFERRED WITHOUT REGISTRATION,

EXCEPT IN A TRANSACTION EXEMPT FROM REGISTRATION.

                  Covenant Financial Corporation

      (Incorporated Under the Laws of the State of Delaware)

             1,250,000 COMMON STOCK PURCHASE WARRANTS

 (EACH WARRANT ENTITLES THE HOLDER TO PURCHASE ONE COMMON SHARE)

               INITIAL WARRANT EXERCISE PRICE $.20

THIS CERTIFIES THAT, for value received, DOUGLASDALE CAPITAL LTD. (the "Holder"), as registered owner of this Common Stock Purchase Warrant (a "Warrant" or the "Warrants"), is entitled at any time or from time to time after issuance hereof at or before 5:00 p.m., Central Time, on June 19, 2008 (the "Expiration Date"), to

subscribe for, purchase and receive the above-specified, fully-paid and non-assessable Common Shares, $.001 par value per share (the "Common Shares"), of Covenant Financial Corporation, a Delaware corporation (the

"Company"), at the purchase price of $.20 per share (the "Exercise Price"), upon presentation and surrender of this

Warrant and payment of the Exercise Price for such Common Shares of the Company at the principal office of the

Company, but only subject to the conditions set forth herein. The Exercise Price and the number of Common Shares purchasable upon exercise of each Warrant are subject to adjustments upon the occurrence of certain events described herein.

Upon due presentment for transfer of this Warrant at the principal office of the Company, a new Warrant of like tenor and evidencing, in the aggregate, a like number of Warrants, subject to any adjustments made in accordance with the provisions hereof, shall be issued to the transferee in exchange for this Warrant, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer.

The holder of the Warrants evidenced hereby may exercise all or any whole number of such Warrants during the period and in the manner stated herein. The Exercise Price payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If, upon exercise of any Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of

Warrants so evidenced, there shall be issued to the Warrantholder a new Warrant evidencing the number of Warrants not so exercised.

No Warrant may be exercised after 5:00 p.m., Central Time, on the Expiration Date and any Warrant not exercised by such time shall become void, unless extended by the Company.

The Company covenants that it will, at all times, reserve and have available from its authorized shares of Common

Stock such number of shares of Common Stock as shall then be issuable on exercise of all outstanding Warrants.

The Company covenants that all Warrant Shares, when issued, shall be duly and validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

Adjustment of Exercise Price and Shares

     A. In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall issue any of its Common Stock as a stock dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price in effect at the time of such action shall be reduced proportionately and the number of shares of Common Stock purchasable pursuant to the Warrants shall be increased proportionately. Conversely, in the event the Company shall reduce the number of its outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Warrants shall be decreased proportionately. Such stock dividend paid or distributed on the Common Stock in shares of any other class of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid or distributed in shares of Common Stock to the extent shares of

          Common Stock are issuable on the payment or conversion thereof.

     B. In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall be recapitalized by reclassifying its outstanding shares of Common Stock into shares with a different par value, or by changing its outstanding Common Stock to shares without par value or in the event of any other material change of the capital structure of the Company or of any successor corporation by reason of any reclassification, recapitalization or conveyance, prompt,

          proportionate, equitable, lawful and adequate provision shall be made whereby any holder of the

          Warrants shall thereafter have the right to purchase, on the basis and the terms and conditions specified in this Agreement, in lieu of the shares of Common Stock of the Company theretofore purchasable on the exercise of any Warrant, such securities or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock of the Company theretofore purchasable on exercise of the Warrants had such reclassification, recapitalization or conveyance not taken place; and, in any such event, the rights of any holder of a Warrant to any adjustment in the number of shares of Common Stock purchasable on exercise of such Warrant, as set forth above, shall continue and be preserved in respect of any stock, securities or assets which the holder becomes entitled to purchase; provided, however, that a merger, acquisition of a going business or a portion thereof (whether for cash, stock, notes, other securities, or a combination of cash and securities), exchange of stock for stock, exchange of stock for assets, or like transaction involving the Company, in which the Company is the surviving entity, will not be considered a

          "material change" for purposes of this paragraph, and no adjustment shall be made hereunder by reason of any such merger, acquisition, exchange of stock for stock, exchange of stock for assets,

          or like transaction.

     C. In the event the Company, at any time while the Warrants shall remain unexpired and unexercised,

          shall sell all or substantially all of its property, or dissolves, liquidates or winds up its affairs,

          prompt, proportionate, equitable, lawful and adequate provision shall be made as part of the terms of such sale, dissolution, liquidation or winding up such that the holder of a Warrant may thereafter receive, on exercise of such Warrant, in lieu of each share of Common Stock of the

          Company which such holder would have been entitled to receive upon exercise of such Warrant,

          the same kind and amount of any stock, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of

          Common Stock of the Company; provided, however, that, in the event of any such sale,

          dissolution, liquidation or winding up, the right to exercise the Warrants shall terminate on a date fixed by the Company, such date to be not earlier than 5:00 p.m., Central Time, on the 30th day next succeeding the date on which notice of such termination of the right to exercise the Warrants has been given by mail to the holders thereof at such addresses as may appear on the books of the

          Company.

     D. In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to purchase shares of its Common Stock at a price per share more than 10% below the then-current market price per share (as defined below) of its Common Stock at the date of taking such record,

          then (i) the number of shares of Common Stock purchasable pursuant to the Warrants shall be redetermined as follows: the number of shares of Common Stock purchasable pursuant to a

          Warrant immediately prior to such adjustment (taking into account fractional interests to the nearest 1,000th of a share) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company then outstanding (excluding the Common

          Stock then owned by the Company) immediately prior to the taking of such record, plus the number of additional shares offered for purchase, and the denominator of which shall be the number of shares of Common Stock of the Company outstanding (excluding the Common Stock owned by the Company) immediately prior to the taking of such record, plus the number of shares which the aggregate offering price of the total number of additional shares so offered would purchase at such current market price; and (ii) the Exercise Price per share of Common Stock purchasable pursuant to a Warrant shall be redetermined as follows: the Exercise Price in effect immediately prior to the taking of such record shall be multiplied by a fraction, the numerator of which is the number of shares of Common Stock purchasable immediately prior to the taking of such record, and the denominator of which is the number of shares of Common Stock purchasable immediately after the taking of such record as determined pursuant to clause (i) above. For the purpose hereof, the current market price per share of Common Stock of the Company at any date shall be deemed to be the average of the closing prices, as reported by the Company's primary trading market, for 20 consecutive business days commencing 15 business days prior to the record date.

     E. On exercise of the Warrants by the holders, the Company shall not be required to deliver fractions of shares of Common Stock; provided, however, that prompt, proportionate, equitable, lawful and adequate adjustment in the Exercise Price payable shall be made in respect of any such fraction of one share of Common Stock on the basis of the Exercise Price per share.

     F. In the event, prior to expiration of the Warrants by exercise or by their terms, the Company shall determine to take a record of the holders of its Common Stock for the purpose of determining shareholders entitled to receive any stock dividend, distribution or other right which will cause any change or adjustment in the number, amount, price or nature of the Common Stock or other stock,

          securities or assets deliverable on exercise of the Warrants pursuant to the foregoing provisions,

          the Company shall give to the Registered Holders of the Warrants at the addresses as may appear on the books of the Company at least 15 days' prior written notice to the effect that it intends to take such a record. Such notice shall specify the date as of which such record is to be taken; the purpose for which such record is to be taken; and the number, amount, price and nature of the

          Common Stock or other stock, securities or assets which will be deliverable on exercise of the

          Warrants after the action for which such record will be taken has been completed. Without limiting the obligation of the Company to provide notice to the Registered Holders of the Warrant

          Certificates of any corporate action hereunder, the failure of the Company to give notice shall not invalidate such corporate action of the Company.

     G. The Warrant shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Common Stock, unless the Warrant is exercised and the Warrant Shares purchased prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

     H. No adjustment of the Exercise Price shall be made as a result of, or in connection with, (i) the establishment of one or more employee stock option plans for employees of the Company, or the modification, renewal or extension of any such plan, or the issuance of Common Stock on exercise of any options pursuant to any such plan, (ii) the issuance of individual warrants or options to purchase Common Stock, the issuance of Common Stock upon exercise of such warrants or options, or the issuance of Common Stock in connection with compensation arrangements for directors, officers, employees, consultants or agents of the Company or any Subsidiary, and the like, or (iii) the issuance of Common Stock in connection with a merger, acquisition of a going business or a portion thereof (whether for cash, stock, notes, other securities, or a combination of cash and securities), exchange of stock for stock, exchange of stock for assets, or like transaction.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and its Secretary,

each by a facsimile of his signature.

Dated: June 20, 2003.

COVENANT FINANCIAL CORPORATION

     By: /s/ DAVID M. LOFLIN

          David M. Loflin

          President

     By: /s/ WADDELL D. LOFLIN

          Waddell D. Loflin

          Secretary

                        FORM OF ASSIGNMENT

          To Be Executed by the Registered Holder if He

           Desires to Assign Warrants Evidenced Hereby

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

Warrants, evidenced hereby, and does hereby irrevocably constitute and appoint

Attorney to transfer the said Warrants, evidenced hereby on the books of the Company, with full power of substitution.

Dated: X

                                        Signature

NOTICE: The above signature must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:

                   FORM OF ELECTION TO PURCHASE

            To be Executed by the Holder if He Desires

              to Exercise Warrants Evidenced Hereby

TO: COVENANT FINANCIAL CORPORATION

The undersigned hereby irrevocably elects to exercise ______________ Warrants evidenced hereby for, and to purchase hereunder, __________________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_____________ and any applicable taxes. The undersigned requests that certificates for such shares be issued in the name of:

                 (Please print name and address)

If said number of Warrants shall not be all the Warrants evidenced hereby, the undersigned requests that a new

Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

                 (Please print name and address)

Dated: X

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant

Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any

Warrant Certificate representing Warrants not exercised is to be registered in a name other than in which the within

Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

SIGNATURE MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTY.